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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                  July 30, 2007


                         Annaly Capital Management, Inc.
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             (Exact Name of Registrant as Specified in its Charter)


              Maryland                  1-13447             22-3479661
          ----------------          ---------------         ----------
    State or Other Jurisdiction       (Commission        (I.R.S. Employer
         Of Incorporation)            File Number)      Identification No.)


            1211 Avenue of the Americas
                     Suite 2902
                 New York, New York                          10036
            ----------------------------                   ---------
      (Address of Principal Executive Offices)             (Zip Code)

       Registrant's telephone number, including area code: (212) 696-0100



          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

     On July 30, 2007, the registrant issued a press release announcing its financial results for the quarter ended June 30, 2007. A copy of the press release is furnished as Exhibit 99.1 to this report.


Item 9.01 Financial Statements and Exhibits

     (c)  Exhibits

     99.1 Press Release, dated July 30, 2007 issued by Annaly Capital Management, Inc.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  ANNALY CAPITAL MANAGEMENT, INC.



                                  By: /s/   Kathryn Fagan
                                      -------------------
                                      Name:  Kathryn Fagan
                                      Title: Chief Financial Officer



          Dated: July 30, 2007